INVESTMENTS IN DIRECT FINANCING AND SALES-TYPE LEASES	12 Months Ended
Dec. 31, 2013
Net Investment in Direct Financing and Sales Type Leases [Abstract]
INVESTMENTS IN DIRECT FINANCING AND SALES-TYPE LEASES
INVESTMENTS IN DIRECT FINANCING AND SALES-TYPE LEASES

As at December 31, 2013, most (i.e. 20) of the Company's VLCCs and Suezmaxes were chartered to Frontline Shipping and Frontline Shipping II on long-term, fixed rate time charters which extend for various periods depending on the age of the vessels, ranging from approximately four to thirteen years. Frontline Shipping and Frontline Shipping II are subsidiaries of Frontline, a related party, and the terms of the charters do not provide them with an option to terminate the charter before the end of its term.

Additionally, one of the Company's offshore supply vessels is chartered on a long-term bareboat charter to DESS Cyprus Limited, a wholly owned subsidiary of Deep Sea Supply Plc., a related party. Another of the Company's offshore supply vessels is chartered on a long-term bareboat charter to Deep Sea Supply Shipowning II B.V., a wholly-owned subsidiary of Deep Sea Supply BTG B.V., which is a joint venture owned 50% by Deep Sea Supply Plc. and 50% by BTG Pactual Oil & Gas Empreendimentos e Particapacoes S.A. ("BTG Pactual"). We refer to Deep Sea Supply Plc. and Deep Sea Supply BTG B.V. together as Deep Sea. The terms of the charters provide the charterer with various call options to acquire the vessels at certain dates throughout the charters, which expire in 2020.

The above 22 of the Company's assets were accounted for as direct financing leases at December 31, 2013 (2012: 26), all of which are leased to related parties. In addition, at December 31, 2012 the Company had two Suezmax tankers leased to non-related parties, which were accounted for as sales-type leases. In 2013, these two vessels became operating lease assets when their leases were amended.

The following lists the components of the investments in direct financing leases as at December 31, 2013, and the investments in direct financing and sales-type leases as at December 31, 2012:

(in thousands of $)	2013	2012
Total minimum lease payments to be received	1,490,111	1,955,514
Less: amounts representing estimated executory costs including profit thereon, included in total minimum lease payments	(432,463)	(538,890)
Net minimum lease payments receivable	1,057,648	1,416,624
Estimated residual values of leased property (un-guaranteed)	278,152	328,865
Less: unearned income	(318,910)	(435,047)
	1,016,890	1,310,442
Less: deferred deemed equity contribution	(106,377)	(151,454)
Less: unamortized gains	(7,105)	(15,129)
Total investment in direct financing and sales-type leases	903,408	1,143,859
Current portion	45,148	56,870
Long-term portion	858,260	1,086,989
	903,408	1,143,859

The minimum future gross revenues to be received under the Company's non-cancellable direct financing and sales-type leases as of December 31, 2013, are as follows:

(in thousands of $) Year ending December 31
2014	139,769
2015	136,568
2016	181,743
2017	180,735
2018	174,040
Thereafter	677,256
Total minimum lease revenues	1,490,111